BARCLAYS CAPITALBACK-TO-SCHOOL CONSUMER CONFERENCE

September 8, 2011

C. Larry Pope

President and Chief Executive Officer

Robert W. Manly

Executive Vice President and Chief Financial Officer

PLATFORM FOR GROWTH

FORWARD-LOOKING STATEMENTS

This presentation contains “forward-looking” statements within the meaning of the federal securities laws.
The forward-looking statements include statements concerning the Company’s outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company’s forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include the availability and prices of live hogs, raw materials, fuel and supplies, food safety, livestock disease, live hog production costs, product pricing, the competitive environment and related market conditions, risks associated with our indebtedness, including cost increases due to rising interest rates or changes in debt ratings or outlook, hedging risk, operating efficiencies, changes in foreign currency exchange rates, access to capital, the cost of compliance with changes to regulations and laws, including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws, adverse results from on-going litigation, actions of domestic and foreign governments, labor relations issues, credit exposure to large customers, the ability to make effective acquisitions and dispositions and successfully integrate newly acquired businesses into existing operations, the Company’s ability to effectively restructure portions of its operations and achieve cost savings from such restructurings and other risks and uncertainties described in the Company’s Annual Report on Form 10-K for fiscal 2011.
Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Non-GAAP measure reconciliation (in millions)
FY 09FY 10Operating profit-Pork segment395$ 539$
Add: Pork segment restructuring and impairment charges88 34
Pork segment adjusted operating profit483$ 573$
Non-GAAP measure reconciliation (in millions)
FY 09FY 10Operating profit-Pork segment395$ 539$
Less: Operating profit-Fresh pork(76) (61)
Add: Packaged meats restructuring and impairment charges67 17
Packaged meats adjusted operating profit386$ 495$
Non-GAAP measure reconciliation (in millions)
FY 09FY 10Operating profit-Pork segment395$ 539$
Less: Operating profit-Packaged meats(319) (478)
Add: Fresh pork restructuring and impairment charges21 17
Fresh pork adjusted operating profit97$ 78$
Non-GAAP measure reconciliation (in millions)
FY 12 Q1Operating profit-Hog Production segment70$
Add: Litigation charge39
Add: Accelerated depreciation charge4
Hog Production adjusted operating profit113$
Non-GAAP measure reconciliation (in millions)
TTMFY 12 Q1Operating profit (loss)-Consolidated1,091$
Add: Depreciation and amortization235
Less: Gain on fire insurance recovery(121)
Less: Net litigation charges20
Less: Gain on sale of hog farms(19)
Add: Hog Production segment cost savings initiative charges27
Consolidated adjusted EBITDA1,233$

PLATFORM FOR GROWTH

..Leverage highly coordinated sales and
marketing platformand consolidated
brand portfolioto drive profitable top and
bottom line growth and improve ROIC

FISCAL 2012 FIRST QUARTER HIGHLIGHTS

..Record year over year results for fifth consecutive
quarter led by strong packaged meats earnings
..Record first quarter packaged meats profits in spite of
higher raw material costs
..Packaged meats sales +6% and average unit selling
prices +8%
..Total retail packaged meats sales dollars +8%
..Retail packaged meats sales of 12 key
brands +9% in dollars and +3% in volume

..Strong fresh pork earnings fueled by solid export
demand
..Hog Production adjusted operating profit +77%

Note: Hog Production operating profit adjusted for litigation and accelerated depreciation charges; Refer to Non-GAAP measure reconciliations

EARNINGS GROWTH DRIVEN BY PORK SEGMENT

..Pork segment
profitability has
tripled since fiscal
2007
..On track for fifth
consecutive year of
record Pork segment
earnings

$219
$449
$483
$573
$753
$113 $137
$-
$100
$200
$300
$400
$500
$600
$700
$800
FY 07FY 08FY 09FY 10FY 11FY 11
Q1FY 12
Q1Pork segment adjusted EBIT
(in millions)
Fresh porkPackaged meatsTotal Pork Segment
Note: Results represent management’s estimated allocation of total Pork Segment results; FY 09 and FY 10 results adjusted for restructuring and impairment charges;
Refer to Non-GAAP measure reconciliations; Sales before inter-segment eliminations

ACHIEVING STRATEGIC GROWTH

..Focus and investment grows key brands despite
category declines and higher input costs

Key Brands

Other&

Private Label

Total

Retail

2.8%

-6.3%

-0.6%

Foodservice

0.3%

-6.1%

-3.8%

Export/Other

20.4%

1.5%

2.7%

Total

2.5%

-4.9%

-1.3%

PACKAGED MEATS

..Achieved record first quarter packaged meats profits

$0.06 $0.10 $0.12 $0.17 $0.13 $0.11 $0.17
4.6%
5.6%
6.9%
9.6%
6.1%
5.3%
7.5%
FY 07FY 08FY 09FY 10FY 11FY 11
Q1FY 12
Q1Adjusted Operating profit ($ per pound)
Adjusted Operating profit (% of sales)
Note: Results represent management’s estimated allocation of total Pork Segment results; FY 09 and FY 10 results adjusted for restructuring and impairment charges;
Refer to Non-GAAP measure reconciliations; Sales before inter-segment eliminations

Fiscal
2011

Fiscal2012

Sales

$5.7 billion

Volume

2.7 billion
pounds

~3%
volume
growth

Operating
Profit

$346.9
million

Normalized
OperatingProfit Range

10to 15
centsper
pound

Normalized
operating
profit range

SMITHFIELD BRAND

..Smithfield brand is gaining share in many categories…

40%37%37%
27%
14%13%
-20%
-10%
0%
10%
20%
30%
40%
50%
Bone-In HamsMarinated LoinSmoked HamBacon
Boneless HamsSmoked Dinner
SausageYOY Volume GrowthSmithfield BrandCategory
Source: FreshLook Marketing Group 12 weeks ending 06/19/11; Information Resources, Inc. (IRI) 12 weeks ending 07/17/11

SMITHFIELD BRAND

..…fueled by increased marketing and distribution

+3.2+3.3+5.6+2.3+1.20%
10%
20%
30%
40%
50%
Smoked HamBaconBoneless HamsMarinated LoinSpiral HamSmithfield Brand ACV % and Point
Change
Source: FreshLook Marketing Group 12 weeks ending 06/19/11; Information Resources, Inc. (IRI) 12 weeks ending 07/17/11

SMITHFIELD BRAND ACTIVATION

JOHN MORRELL FOOD GROUP

..Innovation and focus driving volume growth

Source: FreshLook Marketing Group 12 weeks ending 06/19/11; Information Resources, Inc. (IRI) 12 weeks ending 07/17/11; Internaldata

25%
11%
-10%
0%
10%
20%
30%
Healthy Ones Tub
LunchmeatKretschmar DeliYOY Volume GrowthJohn Morrell Food Group BrandsCategory

ARMOUR-ECKRICH

..Innovation and distribution gains driving record market
shares

Source: Information Resources, Inc. (IRI) 12 weeks ending 07/17/11

23%23%
-10%
0%
10%
20%
30%
Eckrich Smoked
SausageArmour PepperoniYOY Volume GrowthArmour-Eckrich BrandsCategory

ARMOUR BRAND ACTIVATION

FARMLAND FOODS

..Focus on core brands driving growth

52%
41%
31%
22%
-10%
0%
10%
20%
30%
40%
50%
60%
Cook's Specialty
CutsCook's Bone-in
Half HamsFarmland All
Natural PorkFarmland
Seasoned LoinsYOY Volume GrowthFarmland Foods BrandsCategory
Source: Information Resources, Inc. (IRI) 12 weeks ending 07/17/11; FreshLook Marketing Group 12 weeks ending 06/19/11

FARMLAND BRAND ACTIVATION

FRESH PORK

..Profits revert to norm in fiscal 2012

$1 $5 $3 $3 $15 $7 $6
0.9%
3.4%
2.0%1.9%
8.9%
4.0%
2.8%
FY 07FY 08FY 09FY 10FY 11FY 11
Q1FY 12
Q1Adjusted Operating profit ($ per head)
Adjusted Operating profit (% of sales)
Fiscal
2011

Fiscal2012

Sales

$4.5 billion

Balanced
supply &
demand

Strong
exports

Volume

27.3 millionhogs

Operating
Profit

$406.5
million

NormalizedOperating
ProfitRange

$3-7per
head

High end of
normalized
operating
profit range

Note: Results represent management’s estimated allocation of total Pork Segment results; FY 09 and FY 10 results adjusted for restructuring and impairment charges;
Refer to Non-GAAP measure reconciliations; Sales before inter-segment eliminations

19

EXPORTS


Economics Supportive of U.S. Pork Exports
$0.76
$0.78
$0.80
$1.34
$1.52
$1.81
$2.24
EU
U.S.
Mexico
China
Russia
South Korea
Japan
Live Hog Price Estimate ($ per pound)


Smithfield FY 12 Q1 Export Markets by Volume
Other 13%
China-HK 26%
Russia 6%
Korea 7%
Mexico 22%
Japan 26%

- Volume +13% YOY
- Dollars +28% YOY

Note: Live hog cost estimate week ending 08/06/11; EU is average of Denmark, France, Germany, Hungary, Netherlands, Poland, Romania and Spain; FY 12 Q1 Smithfield export markets; Other Category consists of the following countries: Angola, Aruba, Australia, Bahamas, Bermuda, Canada, Caribbean, Chile, Columbia, Costa Rica, Croatia, Cuba, Dominican Republic, Ecuador, El Salvador, Guam, Guatemala, Haiti, Honduras, EU, Indonesia, Macedonia, Malaysia, New Zealand, Panama, Peru, Puerto Rico, Salvage, Singapore, Tahiti, Ukraine, Uruguay, Venezuela, Vietnam, Philippines, Taiwan

HOG PRODUCTION

Fiscal
2011

Fiscal2012

Sales

$2.7

billion

Raising
costs in mid
to high
$60s

Continued
low global
protein
inventories

Volume

16.4
millionhogs

Operating
Profit

$224.4
million

NormalizedOperating
ProfitRange

$10-15 per
head

Below
normalized
operating
profit range

$17 $18 $21 $29
9.8%
11.1%
-0.4%
$(1)
12.1%
14.5%
FY 11 Q1FY 11 Q2FY 11 Q3FY 11 Q4FY 12 Q1Operating profit ($ per head)
Operating profit (% of sales)
Note: Sales before inter-segment eliminations

..Cost savings initiative is working

REDUCED COMMODITY EXPOSURE

..Smithfield reduced its
domestic corn market
exposure by more than
40% since fiscal 2008
..FY 08 –Beef Group
divestiture
..FY 09 –U.S. sow herd
reduction
..FY 11 –Sale of turkey
interests

214185160150128FY 08FY 09FY 10FY 11FY 12 ECorn Usage (millions of bushels)

INTERNATIONAL

..Higher raw material costs and soft demand squeeze
hog production and processing margins

$46
$3 $5
$128
$116
$25
$0FY 07FY 08FY 09FY 10FY 11FY 11
Q1FY 12
Q1Operating profit ($ in millions)
Fiscal
2011

Fiscal2012

Sales

$1.3

billion

Continued
high raw
material
costs & soft
demand

Operating
Profit

$115.9
million

NormalizedOperating
ProfitRange

$50-125million

Below
normalized
operating
profit range

Note: Sales before inter-segment eliminations

BALANCE SHEET

..Project 100 Objectives
Achieved
..Eliminated $100 million
in annual interest
expense
..Reduced debt by $1
billion
..Extended and smoothed
debt maturities
..Improved credit metrics
..Reduced idle cash
..Increased liquidity

$68.6
$65.5
$60.3
$51.0
$48.1
FY 11
Q1FY 11
Q2FY 11
Q3FY 11
Q4FY 12
Q1FY 12
Q2*
FY 12
Q3*
FY 12
Q4*
Quarterly Interest Expense ($ in millions)
Project 100
Goal

*Estimate

MAINTAINING CONSERVATIVE BALANCE SHEET

FY 12 Q1

Target

Net debt

$1.9 billion

<$2.0billion

Liquidity

$1.2 billion

$500 million –$1billion

TTM Net debt to
adjusted EBITDA

1.6x

<3x

Net debt to total
capitalization

35%

<40%

..FY 12 YTD
..Repurchased $65 million of stock
..Repaid $91 million of 2011 and 2014 bonds
..Invested $100 million in pension plans

Note: Net debt is equal to long-term debt and capital lease obligations, including current portion, less cash and cash equivalents; computed using net debt divided by the sum of net debt and shareholders’ equity; Refer to Non-GAAP measure reconciliations

25

USES OF EXCESS CASH


Reinvest in consumer packaged meats business
Share repurchases
Extraordinary pension contribution
Debt reduction
Disciplined approach to acquiring branded packaged meats companies
Cash

QUESTIONS?

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BARCLAYS CAPITALBACK-TO-SCHOOL CONSUMER CONFERENCE

September 8, 2011